EXHIBIT 12(a)(2)


                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         Brian T. Jeffries, principal executive officer, and Lynn H. Waterloo, principal financial officer, of the Ambassador Money Market Fund (the "Registrant"), each certify to the best of his/her knowledge that:

   1. The Registrant's annual report on Form N-CSR/A for the period ended July 31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Form N-CSR/A fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: January 24, 2006



/s/ Brian T. Jeffries                   /s/Lynn H. Waterloo
-----------------------                   --------------------------
Brian T. Jeffries                         Lynn H. Waterloo
Principal Executive Officer               Principal Financial Officer